UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2008

First Trinity Financial Corporation
 (Exact name of registrant as specified in its charter)

Oklahoma	000-52613	34-1991436
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7633 E 63rd Place, Suite 230, Tulsa, OK	74133
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 249-2438

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Stock Purchase Agreement

On July18, 2008, First Trinity Financial Corporation (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”), pursuant to which the Company acquired, for a purchase price not to exceed $8,000,000 as adjusted in accordance with the Agreement, all of the outstanding shares of the capital stock of First Life America Corporation.

On August 29, 2008, First Trinity Financial Corporation and Brooke Capital Corporation entered into Amendment No. 1 to the Stock Purchase Agreement (the “Amendment”) in which First Trinity Financial Corporation and Brooke Capital Corporation agreed to amend Section 2.2 of the Agreement. The Amendment changed the Agreement by changing the source to be used in determining the “Estimated Closing Date Adjusted Capital and Surplus”.

Item 9.01 Financial Statements and Exhibits

2.1 Amendment No. 1 to Stock Purchase Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Trinity Financial Corporation

Date: August 29, 2008

By: /s/Gregg Zahn
       Gregg Zahn
       President and Chief Executive Officer